Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 dated as of June 9, 2011 (this “Amendment”) to the Credit Agreement (as defined herein), is entered into by Susser Holdings, L.L.C., a Delaware limited liability company (the “Borrower”), Susser Holdings Corporation, a Delaware corporation, as Parent Guarantor (the “Parent Guarantor”), other guarantors parties hereto, the lenders parties hereto (collectively, the “Lenders”), Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the “Revolving Administrative Agent”), Swing Line Lender and L/C Issuer.

INTRODUCTION

Reference is made to the Amended and Restated Credit Agreement dated as of May 7, 2010 (as modified from time to time, the “Credit Agreement”), among the Borrower, the Revolving Administrative Agent, and the lenders parties thereto. The Borrower has requested, and the Lenders and the Revolving Administrative Agent have agreed, to make certain amendments to the Credit Agreement as set forth herein.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Revolving Administrative Agent hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendments to Credit Agreement.

(a)	Section 5.6 of the Credit Agreement is hereby amended by deleting the word “and” from the end of clause (d) of such Section, adding the word “and” to the end clause (e) of such Section, deleting the proviso at the end of such Section, and inserting at the end of such Section the following:

(f) the Parent Guarantor may purchase, redeem or otherwise acquire shares of capital stock issued by it provided that with respect to this clause (f) the aggregate price paid for all such purchased, redeemed, or otherwise acquired shares of capital stock may not exceed, on a cumulative basis, $15,000,000;

provided that, in the case of any Restricted Payments made pursuant to clauses (b), (d) and (f) above, no Default under Section 6.1(a) or Section 6.1(h) or Event of Default shall have occurred and be continuing at the time thereof or would result therefrom.

Section 3. Representations and Warranties. The Borrower and the Parent Guarantor each represent and warrant that (a) the execution, delivery, and performance by each Credit Party of this Amendment and the consummation of the transactions contemplated thereby (i) do not contravene the organizational documents of such Credit Party, (ii) have been duly authorized by all necessary partnership, limited liability company or corporate action of each Credit Party, and (iii) are within each Credit Party’s partnership, limited liability company or corporate powers, (b) the Liens under the Security Documents are valid and subsisting; (c) this Amendment constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the rights of creditors generally and subject to the availability of equitable remedies; and (d) the representations and warranties contained in each Credit Document are true and correct in all material respects, no Event of Default exists under the Credit Documents, and there has occurred no event which with notice or lapse of time would become an Event of Default under the Credit Documents.

Section 4. Effect on Credit Documents. Except as amended herein, the Credit Agreement and all other Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Revolving Administrative Agent’s or any Lender’s rights under the Credit Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Credit Documents.

Section 5. Effectiveness. This Amendment shall become effective and the Credit Agreement shall be amended as provided for herein upon the execution and delivery of this Amendment by each of the parties hereto, together with any other documents or items reasonably requested by the Revolving Administrative Agent to document the agreements and intent of this Amendment and the other Credit Documents, each in form and with substance satisfactory to the Revolving Administrative Agent.

Section 6. Reaffirmation of Guaranties. By its signature hereto, each Guarantor represents and warrants that it has no defense to the enforcement of its Guaranty, and that according to its terms each Guaranty will continue in full force and effect to guaranty the Borrower’s Obligations under the Credit Agreement and the other amounts described in such Guaranty following the execution of this Amendment.

Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8. Miscellaneous. The miscellaneous provisions set forth in Article VIII of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier.

[Signature pages follow.]

THIS WRITTEN AMENDMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

EXECUTED as of the first date above written.

BORROWER:

SUSSER HOLDINGS, L.L.C., a Delaware limited liability company

By:	/s/ E.V. Bonner
Name:	E.V. Bonner
Title:	Executive V.P.

PARENT GUARANTOR:

SUSSER HOLDINGS CORPORATION, a Delaware corporation

By:	/s/ E.V. Bonner
Name:	E.V. Bonner
Title:	Executive V.P.

GUARANTORS:

APPLIED PETROLEUM TECHNOLOGIES LTD.

By:	APT Management Company, LLC, its general partner

By:	/s/ E.V. Bonner
Name:	E.V. Bonner
Title:	Executive V.P.

Signature Page to Amendment No. 1 to Credit Agreement

APT MANAGEMENT COMPANY, LLC
C&G INVESTMENTS, LLC
CORPUS CHRISTI REIMCO, LLC
STRIPES LLC
STRIPES ACQUISITION LLC
STRIPES HOLDINGS LLC
STRIPES NO. 1009 LLC
SUSSER FINANCE CORPORATION
SUSSER FINANCIAL SERVICES LLC
SUSSER PETROLEUM COMPANY LLC
T&C WHOLESALE INC.
TCFS HOLDINGS, INC.
TOWN & COUNTRY FOOD STORES, INC.

By:	/s/ E.V. Bonner
Name:	E.V. Bonner
Title:	Executive V.P.

GOPETRO TRANSPORT LLC
SSP BEVCO I LLC
SSP BEVCO II LLC
SSP BEVERAGE, LLC
TND BEVERAGE, LLC

By:	/s/ E.V. Bonner
Name:	E.V. Bonner
Title:	Executive V.P.

QUICK STUFF OF TEXAS, INC.

By:	/s/ E.V. Bonner
Name:	E.V. Bonner
Title:	Executive V.P.

Signature Page to Amendment No. 1 to Credit Agreement

REVOLVING ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Revolving Administrative Agent

By:	/s/ Denise Jones
Name:	Denise Jones
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to Credit Agreement

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Gary L. Mingle
Name:	Gary L. Mingle
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, N.A.

By:	/s/ T. Alcantara
Name:	Todd Alcantara
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF MONTREAL

By:	/s/ Phillip Langheim
Name:	Phillip Langheim
Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Gordon MacArthur
Name:	Gordon MacArthur
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

REGIONS BANK

By:	/s/ Robin Ingari
Name:	Robin Ingari
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement